Exhibit 32

CERTIFICATION OF CEO AND CFO
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned certifies that this quarterly report on Form 10-Q for the period ended September 30, 2025 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of California Water Service Group.

Date: October 30, 2025	By:	/s/ Martin A. Kropelnicki
MARTIN A. KROPELNICKI
Chairman, President and Chief Executive Officer
California Water Service Group

Date: October 30, 2025	By:	/s/ James P. Lynch
JAMES P. LYNCH
Senior Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)
California Water Service Group